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                                EXHIBIT 2(A)(1)



                          AGREEMENT AND PLAN OF MERGER


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                AGREEMENT AND PLAN OF MERGER BETWEEN THE COLONIAL BANCGROUP,
                INC. AND MT. VERNON FINANCIAL CORPORATION, DATED AS OF MAY 4, 1995, INCLUDED IN THE PROSPECTUS PORTION OF THIS REGISTRATION STATEMENT AT APPENDIX A AND INCORPORATED HEREIN BY REFERENCE.


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